                                                                   EXHIBIT 99.2



                                THIRD AMENDMENT


   THIRD AMENDMENT, dated as of June 27, 1996 (this "Amendment"), to the Credit Agreement, dated as of August 17, 1995 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Lear Corporation (f/k/a Lear Seating Corporation), a Delaware corporation (the "Borrower"), the several financial institutions parties thereto (the "Banks"), Chemical Bank, as administrative agent for the Banks (in such capacity, the "Agent"), and the Managing Agents, Co-Agents and Lead Managers identified therein.


                             W I T N E S S E T H :


   WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, extensions of credit to the Borrower; and

   WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Banks are willing to agree to such modifications as provided for in this Amendment;

   NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

   1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

   2. Amendments to Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Subordinated Debt" contained therein and inserting in lieu thereof the following:

   "'Subordinated Debt': any obligations (for principal, interest or otherwise) evidenced by or arising under or in respect of the Subordinated Notes, the Subordinated Note Indenture, the Senior Subordinated Notes and the Senior Subordinated Note Indenture and any other covenant, instrument or agreement of subordinated Indebtedness issued or entered into pursuant to subsections 8.2(b)(iii) and 8.10."

   (b) Subsection 8.2(b) of the Credit Agreement is hereby amended by (i) deleting the word "and" before clause (ii) contained therein and inserting in lieu thereof the punctuation "," and (ii) inserting at the end of such subsection the phrase "and (iii) other subordinated Indebtedness of the Borrower in an aggregate principal amount not to exceed $250,000,000 having (A) terms no more restrictive, as a whole, to the Borrower than the terms of the Subordinated Notes, (B) subordination provisions consistent with the Subordinated Notes, (C) no mandatory repayments of principal due until after the first anniversary of the Termination Date and (D) such other terms that are reasonably satisfactory to the Agent".

   (c) Subsection 8.10 of the Credit Agreement is hereby amended by deleting the second proviso contained therein in its entirety and inserting in lieu thereof the following:

  "provided that, notwithstanding any provision contained in this subsection 8.10, if no Default or Event of Default has occurred and is continuing or would occur and be continuing as a result of the following, the Subordinated Debt may be prepaid (A) in an amount equal to the net proceeds of any public offering of common stock of the Borrower occurring after the Closing Date,
  (B) in an amount equal to the net proceeds of any subordinated Indebtedness permitted to be issued pursuant to subsection 8.2(b)(iii) and (C) in addition to any prepayment permitted pursuant to clauses (A) and (B) above, in an amount not to exceed $135,000,000 in the aggregate;"

   3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Agent shall have received this Amendment duly executed and delivered by the Borrower, the Agent and the Required Banks.

   4. Representations and Warranties. The Borrower represents and warrants that the representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

   5. Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

   6. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

   7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

   (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                                  LEAR CORPORATION


                                                  By:___________________________
                                                     Title:

                                                  CHEMICAL BANK, as Agent and
                                                    as a Bank


                                                  By:___________________________
                                                     Title:

                                                  ABN AMRO BANK N.V., CHICAGO
                                                    BRANCH


                                                  By:___________________________
                                                     Title:


                                                 By:____________________________
                                                    Title:

                                                 THE ASAHI BANK, LTD.


                                                 By:____________________________
                                                    Title:

                                                 BANK AUSTRIA


                                                 By:____________________________
                                                    Title:

                                                 BANKERS TRUST COMPANY


                                                 By:____________________________
                                                    Title:

                                                 BANK OF AMERICA ILLINOIS


                                                 By:____________________________
                                                    Title:

                                           BANK OF MONTREAL


                                           By:____________________________
                                              Title:


                                           THE BANK OF NEW YORK


                                           By:____________________________
                                              Title:

                                           THE BANK OF NOVA SCOTIA


                                           By:____________________________
                                              Title:

                                           THE BANK OF TOKYO MITSUBISHI
                                             TRUST COMPANY


                                           By:____________________________
                                              Title:

                                           BANQUE PARIBAS


                                           By:____________________________
                                              Title:


                                           By:____________________________
                                              Title:

                                           CAISSE NATIONALE DE CREDIT
                                             AGRICOLE


                                           By:____________________________
                                              Title:

                                           CIBC INC.


                                           By:____________________________
                                              Title:

                                           CITICORP USA, INC.


                                           By:____________________________
                                              Title:

                                                 COMERICA BANK


                                                 By:____________________________
                                                    Title:

                                                 COMPAGNIE FINANCIERE DE CIC
                                                   ET DEL'UNION EUROPEENNE


                                                 By:____________________________
                                                    Title:


                                                 By:____________________________
                                                    Title:

                                                 COOPERATIEVE CENTRALE
                                                   RAIFFEISEN -BOERENLEENBANK
                                                   B.A., "RABOBAN NEDERLAND",
                                                   NEW YORK BRANCH


                                                 By:____________________________
                                                    Title:


                                                 By:____________________________
                                                    Title:

                                                 CREDITANSTALT CORPORATE
                                                   FINANCE, INC.


                                                 By:____________________________
                                                    Title:


                                                 By:____________________________
                                                    Title:

                                                 CREDIT LYONNAIS CHICAGO BRANCH


                                                 By:____________________________
                                                    Title:

                                                 CREDIT LYONNAIS CAYMAN ISLANDS
                                                   BRANCH


                                                 By:____________________________
                                                    Title:

                                              THE DAI-ICHI KANGYO BANK, LTD.


                                              By:____________________________
                                                 Title:

                                              DEUTSCHE BANK AG, CHICAGO AND/OR
                                                CAYMAN ISLANDS BRANCHES


                                              By:____________________________
                                                 Title:


                                              By:____________________________
                                                 Title:

                                              DRESDNER BANK AG, CHICAGO AND
                                                GRAND CAYMAN BRANCHES


                                              By:____________________________
                                                 Title:


                                              By:____________________________
                                                 Title:

                                              FIRST AMERICAN NATIONAL BANK


                                              By:____________________________
                                                 Title:

                                              FIRST BANK NATIONAL ASSOCIATION


                                              By:____________________________
                                                 Title:

                                              THE FIRST NATIONAL BANK OF
                                                BOSTON


                                              By:____________________________
                                                 Title:

                                              FIRST UNION NATIONAL BANK OF
                                                NORTH CAROLINA


                                              By:____________________________
                                                 Title:

                                                 THE FUJI BANK, LIMITED


                                                 By:____________________________
                                                    Title:

                                                 THE INDUSTRIAL BANK OF JAPAN,
                                                   LTD.,    CHICAGO BRANCH


                                                 By:____________________________
                                                    Title:

                                                 ISTITUTO BANCARIO SAN PAOLO
                                                   DI TORINO SPA


                                                 By:____________________________
                                                    Title:


                                                 By:____________________________
                                                    Title:

                                                 KREDIETBANK N.V.


                                                 By:____________________________
                                                    Title:


                                                 By:____________________________
                                                    Title:

                                                 LEHMAN COMMERCIAL PAPER INC.


                                                 By:____________________________
                                                    Title:

                                                 THE LONG-TERM CREDIT BANK OF
                                                   JAPAN, LTD., CHICAGO BRANCH


                                                 By:____________________________
                                                    Title:

                                                 THE BANK OF TOKYO-MITSUBISHI,
                                                   LTD., CHICAGO BRANCH


                                                 By:____________________________
                                                    Title:

                                                 THE MITSUBISHI TRUST & BANKING
                                                   CORPORATION, CHICAGO BRANCH


                                                 By:____________________________
                                                    Title:


                                                 THE MITSUI TRUST & BANKING
                                                   COMPANY LIMITED, NEW YORK
                                                   BRANCH


                                                 By:____________________________
                                                    Title:


                                                 NATIONAL BANK OF CANADA


                                                 By:____________________________
                                                    Title:


                                                 By:____________________________
                                                    Title:

                                                 NATIONSBANK, N.A.


                                                 By:____________________________
                                                    Title:

                                                 NBD BANK


                                                 By:____________________________
                                                    Title:

                                                 THE NIPPON CREDIT BANK, LTD.


                                                 By:____________________________
                                                    Title:

                                                 ROYAL BANK OF CANADA


                                                 By:____________________________
                                                    Title:

                                              THE ROYAL BANK OF SCOTLAND,
                                                PLC.


                                              By:____________________________
                                                 Title:


                                              THE SAKURA BANK, LIMITED


                                              By:____________________________
                                                 Title:

                                              THE SANWA BANK, LIMITED,
                                                CHICAGO BRANCH


                                              By:____________________________
                                                 Title:

                                              SOCIETE GENERALE, CHICAGO
                                                BRANCH


                                              By:____________________________
                                                 Title:

                                              SOCIETY NATIONAL BANK


                                              By:____________________________
                                                 Title:

                                              THE SUMITOMO BANK, LIMITED,
                                                CHICAGO BRANCH


                                              By:____________________________
                                                 Title:


                                              By:____________________________
                                                 Title:

                                              THE SUMITOMO TRUST & BANKING CO.,
                                                LTD., NEW YORK BRANCH


                                              By:____________________________
                                                 Title:

                                                 THE TOKAI BANK, LTD. (CHICAGO
                                                   RANCH)


                                                 By:____________________________
                                                    Title:


                                                 THE TOYO TRUST AND BANKING
                                                   COMPANY, LIMITED


                                                 By:____________________________
                                                    Title:

                                                 VIA BANQUE


                                                 By:____________________________
                                                    Title:


                                                 By:____________________________
                                                    Title:

                                                 WESTPAC BANKING CORPORATION


                                                 By:____________________________
                                                    Title:

                                                 THE YASUDA TRUST & BANKING
                                                   COMPANY, LTD.


                                                 By:____________________________
                                                    Title:

                          ACKNOWLEDGEMENT AND CONSENT

   Each of the undersigned corporations as guarantors under (a) the Subsidiary Guarantee, dated as of August 17, 1995, made by Lear Corporation Germany Ltd. (f/k/a LS Acquisition Corp. No. 14), Lear Seating Holdings Corp. No. 50, Progress Pattern Corp., Lear Corporation Mendon (f/k/a Lear Plastics Corp.), LS Acquisition Corporation No. 24, Fair Haven Industries, Inc. and Automotive Industries Manufacturing Inc. (as successor by merger to AIHI Acquisition Corp. and Automotive Industries Holding, Inc.) in favor of the Agent as supplemented by (i) the Guarantor Supplements, each dated September 12, 1995, by ASAA, Inc., Gulfstream Automotive, Inc. (which entity has merged with and into Automotive Industries Manufacturing Inc.) and Automotive Industries, Inc. (which entity has merged with and into Automotive Industries Manufacturing Inc.), (ii) the Guarantor Supplement, dated December 18, 1995, by Automotive Industries Manufacturing Inc. and (iii) the Guarantor Supplement, dated May 24, 1996, by PA Acquisition Corp. and (b) the Additional Subsidiary Guarantee, dated as of December 19, 1995, made by Lear Operations Corporation and NAB Corporation in favor of the Agent hereby (i) consents to the transaction contemplated by this Amendment and (ii) acknowledges and agrees that the guarantees contained in such Subsidiary Guarantee as supplemented by such Guarantor Supplements and such Additional Subsidiary Guarantee (and all collateral security therefor) are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.


                                                   LEAR CORPORATION GERMANY LTD.


                                                   By:__________________________
                                                      Title:

                                                   LEAR SEATING HOLDINGS CORP.
                                                     NO. 50


                                                   By:__________________________
                                                      Title:

                                                   PROGRESS PATTERN CORP.


                                                   By:__________________________
                                                      Title:

                                                   LEAR CORPORATION MENDON


                                                   By:__________________________
                                                      Title:

                                                   LS ACQUISITION CORPORATION
                                                      NO. 24


                                                   By:__________________________
                                                      Title:

                                                   FAIR HAVEN INDUSTRIES, INC.


                                                   By:__________________________
                                                      Title:

                                                   ASAA, INC.


                                                   By:__________________________
                                                      Title:

                                                   AUTOMOTIVE INDUSTRIES
                                                     MANUFACTURING INC.


                                                   By:__________________________
                                                      Title:

                                                   LEAR OPERATIONS CORPORATION


                                                   By:__________________________
                                                      Title:

                                                   NAB CORPORATION


                                                   By:__________________________
                                                      Title:

                                                   PA ACQUISITION CORP.


                                                   By:__________________________
                                                      Title: